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                          WinStar Communications, Inc.
                                 230 Park Avenue
                               New York, NY 10169






                                           December 18, 1997


Dear Sirs:

                  Reference is made to the Purchase Agreement dated December 17, 1997, among WinStar Communications, Inc., WinStar Credit Corp., Salomon Brothers Inc and Credit Suisse First Boston Corporation (the "Purchase Agreement"). The parties hereto hereby agree that the Purchase Agreement is hereby amended as follows:

                  1. Paragraph 1 of the Purchase  Agreement is hereby amended by
(i) deleting the number "157,500" from the fifth line thereof and inserting in place thereof the number "165,000" and (ii) deleting the number "17,500" from the sixth line thereof and inserting in place thereof the number "10,000."

                  2. Paragraph 3 of the Purchase Agreement is hereby amended by deleting the words "United States Trust Company of New York" from the third line of the second paragraph thereof and inserting in place thereof the words "Continental Stock Transfer & Trust Company."

                  Except as amended by this letter agreement, the Purchase Agreement shall remain in full force and effect. This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of laws.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us


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one of the counterparts hereof, whereupon it will become a
binding agreement among us.

                                   Very truly yours,


                                   Winstar Communications, Inc.


                                    by
                                      --------------------------
                                      Name:
                                      Title:

                                   WinStar Credit Corp.


                                    by
                                      --------------------------
                                      Name:
                                      Title:

Accepted and agreed to as
of the date first above
written:

Salomon Brothers Inc
Credit Suisse First Boston Corporation

  by Salomon Brothers Inc

    by
      -------------------------
      Name:
      Title:

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